Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Charles D. Hamm, Jr., Chief Financial Officer and Treasurer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the annual report on Form 10-K of the Company for the period ended December 31, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles D. Hamm, Jr.

Charles D. Hamm, Jr.
Chief Financial Officer and Treasurer
March 23, 2005